UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2011

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-11263725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (317) 261-8261

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 1, 2011, the Company issued a press release announcing that it had commenced a private offering of senior notes due 2021. A press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 8.01 of this Current Report.

On June 2, 2011, the Company issued a press release announcing the pricing of its previously announced private offering of senior notes. The private offering consisted of $1 billion aggregate principal amount of 7.375% senior notes due 2021. A press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference in this Item 8.01 of this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Exhibit Description

99.1	Press Release, dated June 1, 2011, announcing the commencement of the offering.

99.2	Press Release, dated June 2, 2011, announcing the pricing of the offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: June 2, 2011	By:	/s/ Willard C. Hoagland, III
	Name:	Willard C. Hoagland, III
	Title:	Vice President and Treasurer